Fourth Quarter 2025 Earnings Exhibit 99.2

2 This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense. Disclosure

3 Key 2026 Priorities Supporting Our Long-Term Strategic Goals Truckload - Enhance customer value, leverage scale, improve returns through the cycles • Prepare to leverage our scale and flexibility in an improving market to capture an outsized share of market opportunities to grow volumes, rates, and expand margins at industry-leading levels • Lower cost-to-serve through technology-enabled automation, network optimization, and durable structural changes • Strengthen cross-brand network alignment & planning to fully leverage the network - improving utilization, asset turns, and lane balance Less-Than-Truckload - Continue to grow into the expanded network while expanding margins • Utilize expanded coverage map and unified ACT brand to build network density to capture volume through bid awards with a focus on growing length of haul and sustaining strong price discipline • Improve cost per shipment, both labor and other operating expenses, through focused productivity initiatives • Deploy technology enabled tools across the network to improve service, productivity, and operational costs • Enhance our national linehaul network design to align with current tonnage flow patterns to drive productivity Logistics - Reducing transaction costs through automation, disciplined freight composition, and optimized resource deployment Intermodal - Advance the path to profitability via new volume growth, disciplined pricing, network balance, and reliable service Leverage our cross-brand scale to deliver integrated, customer-focused solutions Remain agile to capture opportunities and deliver customer value

4 Q4 2025 Comparative Results 1,864 1,856 4Q24 4Q25 Total Revenue (0.4%) 1,677 1,666 4Q24 4Q25 Revenue xFSC (0.6%) 78 26 4Q24 4Q25 Operating Income (66.1%) 106 101 4Q24 4Q25 Adj. Operating Inc. 1 (5.3%) Net Income 58 51 4Q24 4Q25 Adj. Net Income 1 (13.0%) Earnings Per Share $0.36 $0.31 4Q24 4Q25 Adj. EPS 1 In m ill io ns In m ill io ns In m ill io ns (13.9%) Revenue and Adjusted Operating Income stable in a market undergoing change 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation (Adjusted Net Income / EPS uses normalized tax rate) 69 4Q24 4Q25 (109.8)% 4Q24 4Q25 (109.3)% (7) $0.43 $(0.04) GAAP results include $52.9M impairment primarily related to combining Abilene Motor Express into the Swift business

5 $1,077.7M $76.7M 92.9% ~15,200 irregular route and ~6,000 dedicated tractors $298.5M $14.5M 95.1% 178 service centers ~6,700 door count $160.0M $6.7M 95.8% Gross margin 15.5% $95.7M ($0.1M) 100.1% 583 tractors 12,533 containers 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes Trucking and LTL fuel Surcharge and intersegment transactions Q4 2025 Revenue Diversification Q4 2025 Segment Overview Enhancing revenue synergy opportunities across brands OTR 46% / Dedicated 18% LTL 18% Truckload 64% Lo gis tic s 9 % Interm odal 6 % Other 3% Revenue xFSC2 Adjusted Op Income1 Adjusted OR1 Truckload Less-than- Truckload Logistics Intermodal KNX 1.7B2

Operating Performance - Truckload

U.S. Xpress posts best operating margin since acquisition

Truckload Financial Metrics	Q4 2025	Q4 2024	Change
(Dollars in millions)			
Revenue xFSC	$1,077.7	$1,104.3	(2.4 %)
Operating income	$21.3	$76.4	(72.1 %)
Adjusted Operating Income [1]	$76.7	$86.0	(10.7 %)
Operating ratio	98.3%	93.9%	440 bps
Adjusted Operating Ratio [1]	92.9%	92.2%	70 bps

Truckload Operating Statistics	Q4 2025	Q4 2024	Change
Average revenue per tractor	$50,893	$49,726	2.3 %
Average tractors	21,175	22,208	(4.7 %)
Average trailers [2]	83,983	90,030	(6.7 %)
Miles per tractor	20,951	20,702	1.2 %

- Adjusted Operating Ratio improved 330 bps vs Q3 2025
- Legacy Truckload operated at 91.6% Adjusted OR
- Miles per tractor improved 1.2% year-over-year as we continue to improve asset utilization
- U.S. Xpress improves Adjusted Operating Ratio 430 bps year-over-year
- Integrating Abilene trucking operations into our Swift business to drive efficiency and enhance productivity
- Expanding AI-enabled initiatives and cost take-out programs as we move into 2026

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.
2 Starting with the fourth quarter of 2025, the Company is excluding its chassis trailers from its average trailer calculation. Prior period information has been recast for comparability.

6

7 LTL shipments per day 22,340 21,870 2.1 % LTL weight per shipment 1,001 1,004 (0.3%) LTL revenue xFSC per hundredweight $18.64 $17.75 5.0 % LTL revenue xFSC per shipment $186.64 $178.23 4.7 % Operating Performance - Less-Than-Truckload Grew revenue year-over-year despite muted demand (Dollars in millions) Revenue xFSC $298.5 $278.9 7.0 % Operating income $9.7 $9.5 1.7 % Adjusted Operating Income 1 $14.5 $15.2 (4.8%) Operating ratio 97.2% 97.0% 20 bps Adjusted Operating Ratio 1 95.1% 94.5% 60 bps LTL Financial Metrics LTL Operating Statistics 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. • Revenue xFSC increased 7.0% year-over-year driven by 2.1% shipment growth and 5.0% year-over-year increase in LTL Revenue xFSC per hundredweight • 60 bps year-over-year deterioration in OR as lower demand pressured cost per shipment • Near-term focus on driving both revenue and margin expansion in the business through strong service, disciplined pricing, and cost efficiency • Door count increased 10% in 2025 Q4 2025 Q4 2024 Change Q4 2025 Q4 2024 Change

8 • Gross margin 15.5% down 180 bps year-over-year reflecting tightening capacity • Revenue per load down (4.1%) year-over-year with load count up 13.1% sequentially in Q4 • Continue to enhance carrier qualifications to provide high quality capacity and cargo security • Implementing AI-technology solutions into the business model to drive additional demand capture and operational efficiencies Operating Performance - Logistics Implementing technology-enabled solutions to drive further operational efficiencies (Dollars in millions) Revenue ex intersegment $160.0 $168.0 (4.8%) Operating income $5.5 $9.4 (41.1%) Adjusted Operating Income 1 $6.7 $10.6 (36.6%) Operating ratio 96.5% 94.4% 210 bps Adjusted Operating Ratio 1 95.8% 93.7% 210 bps Logistics Financial Metrics Revenue per load $1,989 $2,074 (4.1%) Gross margin 15.5% 17.3% (180 bps) Logistics Operating Statistics 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Q4 2025 Q4 2024 Change Q4 2025 Q4 2024 Change

9 • Operating Ratio improved 140 bps year-over-year driven by reductions in cost and improvements in network balance • Improved load count 2.6% sequentially from 3Q 2025 • Disciplined pricing generating 2.8% average revenue per load increase year-over-year Operating Performance - Intermodal Continued focus on building load count and optimizing network (Dollars in millions) Revenue ex intersegment $95.7 $99.0 (3.4%) Operating loss $(0.1) $(1.4) 93.0 % Operating ratio 100.1% 101.5% (140 bps) Intermodal Financial Metrics Average revenue per load $2,636 $2,565 2.8 % Load count 36,285 38,607 (6.0%) Average tractors 583 614 (5.0%) Average containers 12,533 12,556 (0.2%) Intermodal Operating Statistics Q4 2025 Q4 2024 Change Q4 2025 Q4 2024 Change 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

10 • Revenue increased 17.6% year-over-year and operating loss improved 37.3% YoY, driven primarily by strong performance in warehousing and equipment leasing • All Other Segments includes $11.7M in quarterly amortization of intangibles related to the 2017 merger with Knight and Swift and certain acquisitions Operating Performance - All Other Segments Revenue growth led by equipment leasing and warehousing operations (Dollars in millions) Revenue $52.6 $44.7 17.6 % Operating loss ($9.9) ($15.9) 37.3 % All Other Financial Metrics Q4 2025 Q4 2024 Change

11 EPS Guidance Expect Adjusted EPS to be in the range of $0.28 - $0.32 in Q1 2026 Truckload •Revenue xFSC down slightly year-over-year in Q1 •Operating margins stable year-over-year in Q1 •Tractor count stable sequentially in Q1 Guidance Assumptions Less-than- Truckload •Revenue xFSC growth between 5-10% year-over-year in Q1 driven by shipment count growth and yield improvement •Adjusted Operating Ratio similar to Q1 of prior year Logistics •Load count similar year-over-year in Q1 •Adjusted Operating Ratio stable sequentially in Q1, approximately break-even operating margins •Revenue down low single-digit % year-over-year in Q1 •Adjusted operating ratio remains stable with fourth quarter levels Intermodal •All Other segments operating income, excluding the $11.7M quarterly intangible amortization, approx. $22M to $26M in Q1 •Gain on sale to be in the range of $7M to $12M in Q1 •Non-Operating ‘Other Income, net’ expected to be roughly break even while net interest expense down slightly sequentially in Q1 •Net cash capital expenditures for the full year 2026 expected range of $625M - $675M •Effective tax rate on our adjusted results of approx. 25% to 26% for Q1 and the full year 2026 Other Areas

Appendix

Non-GAAP Reconciliation

Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio [1 2] (Unaudited)

	Quarter Ended December 31,		Year-to-Date December 31,	
	2025	2024	2025	2024
GAAP Presentation	(Dollars in thousands)			
Total revenue	$ 1,856,330	$ 1,864,281	$ 7,469,689	$ 7,410,078
Total operating expenses	(1,829,873)	(1,786,328)	(7,253,627)	(7,166,690)
Operating income	$ 26,457	$ 77,953	$ 216,062	$ 243,388
Operating ratio	98.6 %	95.8 %	97.1 %	96.7 %
Non-GAAP Presentation				
Total revenue	$ 1,856,330	$ 1,864,281	$ 7,469,689	$ 7,410,078
Truckload and LTL fuel surcharge	(190,308)	(187,732)	(777,614)	(798,121)
Revenue, excluding truckload and LTL fuel surcharge	1,666,022	1,676,549	6,692,075	6,611,957
Total operating expenses	1,829,873	1,786,328	7,253,627	7,166,690
Adjusted for:				
Truckload and LTL fuel surcharge	(190,308)	(187,732)	(777,614)	(798,121)
Amortization of intangibles [3]	(19,430)	(19,669)	(78,229)	(75,945)
Impairments [4]	(52,891)	(8,145)	(98,308)	(19,012)
Legal accruals [5]	(471)	(366)	(1,241)	(2,560)
Transaction fees [6]	—	—	—	(602)
Severance expense [7]	(1,303)	—	(3,005)	(7,219)
Change in fair value of deferred earnout [8]	—	—	—	859
Adjusted Operating Expenses	1,565,470	1,570,416	6,295,230	6,264,090
Adjusted Operating Income	$ 100,552	$ 106,133	$ 396,845	$ 347,867
Adjusted Operating Ratio	94.0 %	93.7 %	94.1 %	94.7 %

13

14 Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of the LTL division of DHE prior to its acquisition by Knight-Swift on July 30, 2024 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition included within "Rental expense" in the condensed consolidated statements of comprehensive income. 4 "Impairments" reflects the non-cash impairment: • Fourth quarter 2025 impairments reflects the non-cash impairments of goodwill and intangible assets associated with Abilene Motor Express as a result of the decision to cease its operations and combine into our Swift business and certain revenue equipment as well as owned and lease real property (within the Truckload Segment). Third quarter 2025 impairments reflect the non-cash impairments of tradenames associated with the decision to rebrand the MME and DHE brands of our LTL businesses under the AAA Cooper brand (within the LTL segment), as well as certain discontinued software projects (within the Intermodal Segment), and certain real property leases (within the Truckload Segment). Second quarter 2025 impairments reflects non-cash impairments related to certain real property owned and leased (within the Truckload Segment). First quarter 2025 reflects non-cash impairments related to certain real property leases (within the Truckload segment). • 2024 non-cash impairments of building improvements, certain revenue equipment held for sale, leases, and other equipment (within the Truckload segment, LTL Segment, and All Other Segments). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • Fourth quarter and year-to-date 2025 legal expense reflects the net increased estimated exposure for accrued legal matters based on recent settlement agreements. • Year-to-date 2024 legal expense reflects the increased estimated exposures for accrued legal matters based on recent settlement agreements. 6 "Transaction fees" reflects certain legal and professional fees associated with the July 30, 2024 acquisition of DHE. The transaction fees are included within "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income. 7 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed consolidated statements of comprehensive income. 8 "Change in fair value of deferred earnout" reflects the benefit for the change in fair value of a deferred earnout related to various acquisitions, which is recorded in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income. Non-GAAP Reconciliation

15 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 8. 9 "Loss on investment" reflects the write-off of a minority investment in a transportation-adjacent technology venture which ceased operations in the third quarter of 2024 and is recorded within the All Other Segments. 10 "Write-off of deferred debt issuance costs" was incurred from replacing the 2021 Debt Agreement and 2023 Debt Agreement with the 2025 Debt Agreement, as well as replacing the A&R RPA with the 2025 RPA. 11 Mark-to-market adjustment related to certain purchase price obligations associated with the acquisition of U.S. Xpress. 12 For the fourth quarter of 2025, an adjusted effective tax rate of 23.1% was applied in our Adjusted EPS calculation. For the year-to-date period ending December 31, 2025, an adjusted effective tax rate of 26.7% was applied in our Adjusted EPS calculation. For the fourth quarter of 2024, an adjusted effective tax rate of 18.5% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending December 31, 2024, an adjusted effective tax rate of 25.4% was applied in our adjusted EPS calculation to exclude certain discrete items. Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, 2025 2024 2025 2024 (Dollars in thousands, except per share data) GAAP: Net (loss) income attributable to Knight-Swift $ (6,797) $ 69,497 $ 65,946 $ 117,626 Adjusted for: Income tax (benefit) expense attributable to Knight-Swift (1,916) 10,707 29,768 32,960 (Loss) income before income taxes attributable to Knight-Swift (8,713) 80,204 95,714 150,586 Amortization of intangibles 3 19,430 19,669 78,229 75,945 Impairments 4 52,891 8,145 98,308 19,012 Legal accruals 5 471 366 1,241 2,560 Transaction fees 6 — — — 602 Severance expense 7 1,303 — 3,005 7,219 Change in fair value of deferred earnout 8 — — — (859) Loss on investment 9 — — — 12,107 Write-off of deferred debt issuance costs 10 840 — 2,860 — USX mark to market adjustment 11 — (36,617) — (36,617) Adjusted income before income taxes 66,222 71,767 279,357 230,555 Provision for income tax expense at effective rate 12 (15,316) (13,278) (74,619) (58,470) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 50,906 $ 58,489 $ 204,738 $ 172,085 Non-GAAP Reconciliation

16 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, 2025 2024 2025 2024 GAAP: (Loss) earnings per diluted share $ (0.04) $ 0.43 $ 0.41 $ 0.73 Adjusted for: Income tax (benefit) expense attributable to Knight-Swift (0.01) 0.07 0.18 0.20 (Loss) income before income taxes attributable to Knight-Swift (0.05) 0.49 0.59 0.93 Amortization of intangibles 3 0.12 0.12 0.48 0.47 Impairments 4 0.32 0.05 0.61 0.12 Legal accruals 5 — — 0.01 0.02 Transaction fees 6 — — — — Severance expense 7 0.01 — 0.02 0.04 Change in fair value of deferred earnout 8 — — — (0.01) Loss on investment 9 — — — 0.07 Write-off of deferred debt issuance costs 10 0.01 — 0.02 — USX mark to market adjustment 11 — (0.23) — (0.23) Adjusted income before income taxes 0.41 0.44 1.72 1.42 Provision for income tax expense at effective rate 12 (0.09) (0.08) (0.46) (0.36) Non-GAAP: Adjusted EPS $ 0.31 $ 0.36 $ 1.26 $ 1.06 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 7. 8 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 8. 9 "Loss on investment" reflects the write-off of a minority investment in a transportation-adjacent technology venture which ceased operations in the third quarter of 2024 and is recorded within the All Other Segments. 10 "Write-off of deferred debt issuance costs" was incurred from replacing the 2021 Debt Agreement and 2023 Debt Agreement with the 2025 Debt Agreement, as well as replacing the A&R RPA with the 2025 RPA. 11 Mark-to-market adjustment related to certain purchase price obligations associated with the acquisition of U.S. Xpress. 12 For the fourth quarter of 2025, an adjusted effective tax rate of 23.1% was applied in our Adjusted EPS calculation. For the year-to-date period ending December 31, 2025, an adjusted effective tax rate of 26.7% was applied in our Adjusted EPS calculation. For the fourth quarter of 2024, an adjusted effective tax rate of 18.5% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending December 31, 2024, an adjusted effective tax rate of 25.4% was applied in our adjusted EPS calculation to exclude certain discrete items. djusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Non-GAAP Reconciliation

Non-GAAP Reconciliation

KNIGHT-SWIFT

Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio [1] (Unaudited)

Truckload Segment	Quarter Ended December 31,		Year-to-Date December 31,	
	2025	2024	2025	2024
GAAP Presentation	(Dollars in thousands)			
Total revenue	$ 1,221,814	$ 1,249,533	$ 4,865,034	$ 5,034,941
Total operating expenses	(1,200,503)	(1,173,174)	(4,717,802)	(4,866,596)
Operating income	$ 21,311	$ 76,359	$ 147,232	$ 168,345
Operating ratio	98.3 %	93.9 %	97.0 %	96.7 %
Non-GAAP Presentation				
Total revenue	$ 1,221,814	$ 1,249,533	$ 4,865,034	$ 5,034,941
Fuel surcharge	(144,058)	(145,096)	(581,081)	(625,739)
Intersegment transactions	(104)	(127)	(555)	(590)
Revenue, excluding fuel surcharge and intersegment transactions	1,077,652	1,104,310	4,283,398	4,408,612
Total operating expenses	1,200,503	1,173,174	4,717,802	4,866,596
Adjusted for:				
Fuel surcharge	(144,058)	(145,096)	(581,081)	(625,739)
Intersegment transactions	(104)	(127)	(555)	(590)
Amortization of intangibles [2]	(1,774)	(1,774)	(7,099)	(7,099)
Impairments [3]	(52,891)	(7,470)	(67,054)	(17,132)
Legal accruals [4]	—	(366)	(82)	(702)
Severance [5]	(763)	—	(1,388)	(1,466)
Adjusted Operating Expenses	1,000,913	1,018,341	4,060,543	4,213,868
Adjusted Operating Income	$ 76,739	$ 85,969	$ 222,855	$ 194,744
Adjusted Operating Ratio	92.9 %	92.2 %	94.8 %	95.6 %

1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.

2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition.

3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4.

4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5.

5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 7.

17

18 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, LTL Segment 2 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Total revenue $ 344,752 $ 321,535 $ 1,478,508 $ 1,235,547 Total operating expenses (335,092) (312,037) (1,439,514) (1,148,157) Operating income $ 9,660 $ 9,498 $ 38,994 $ 87,390 Operating ratio 97.2% 97.0% 97.4% 92.9 % Non-GAAP Presentation Total revenue $ 344,752 $ 321,535 $ 1,478,508 $ 1,235,547 Fuel surcharge (46,250) (42,636) (196,533) (172,382) Revenue, excluding fuel surcharge 298,502 278,899 1,281,975 1,063,165 Total operating expenses 335,092 312,037 1,439,514 1,148,157 Adjusted for: Fuel surcharge (46,250) (42,636) (196,533) (172,382) Amortization of intangibles 3 (4,830) (5,044) (19,826) (17,447) Impairments 4 — (674) (28,800) (674) Adjusted Operating Expenses 284,012 263,683 1,194,355 957,654 Adjusted Operating Income $ 14,490 $ 15,216 $ 87,620 $ 105,511 Adjusted Operating Ratio 95.1% 94.5% 93.2% 90.1% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT, MME, and DHE acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. Non-GAAP Reconciliation

19 Quarter Ended December 31, Year-to-Date December 31, Logistics Segment 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Revenue $ 159,971 $ 167,991 $ 570,294 $ 570,001 Total operating expenses (154,439) (158,595) (547,235) (546,689) Operating income $ 5,532 $ 9,396 $ 23,059 $ 23,312 Operating ratio 96.5% 94.4% 96.0% 95.9 % Non-GAAP Presentation Revenue $ 159,971 $ 167,991 $ 570,294 $ 570,001 Total operating expenses 154,439 158,595 547,235 546,689 Adjusted for: Amortization of intangibles 2 (1,164) (1,164) (4,656) (4,656) Adjusted Operating Expenses 153,275 157,431 542,579 542,033 Adjusted Operating Income $ 6,696 $ 10,560 $ 27,715 $ 27,968 Adjusted Operating Ratio 95.8% 93.7% 95.1% 95.1 % Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the U.S. Xpress and UTXL acquisitions. Non-GAAP Reconciliation

20 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended December 31, Year-to-Date December 31, Intermodal Segment 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Revenue $ 95,663 $ 99,040 $ 364,914 $ 387,232 Total operating expenses (95,764) (100,486) (372,554) (396,690) Operating loss $ (101) $ (1,446) $ (7,640) $ (9,458) Operating ratio 100.1% 101.5% 102.1% 102.4 % Non-GAAP Presentation Revenue $ 95,663 $ 99,040 $ 364,914 $ 387,232 Total operating expenses 95,764 100,486 372,554 396,690 Adjusted for: Impairments 2 — — (2,454) — Adjusted Operating Expenses 95,764 100,486 370,100 396,690 Adjusted Operating Loss $ (101) $ (1,446) $ (5,186) $ (9,458) Adjusted Operating Ratio 100.1% 101.5% 101.4% 102.4% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. Non-GAAP Reconciliation